UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2012

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635		33-0326866
(Commission File Number)		(IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 2, 2012, Genta Incorporated (the “Company), intends to file a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the District of Delaware (the “Filing”).  Upon the Filing, a Chapter 7 trustee will assume control of the Company and the assets of the Company will be liquidated in accordance with Chapter 7 of the Code.

Further information will be provided following the Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the Filing, the officers will be terminated, and the directors will resign effective immediately upon the Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	August 2, 2012	By:	/s/ GARY SIEGEL
Name: Gary Siegel